UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 14, 2023

BLACK MOUNTAIN ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40907	86-2013849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

425 Houston Street, Suite 400 Fort Worth, TX	76102
(address of principal executive offices)	(zip code)

(817) 698-9901

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock, $0.0001 par value, and three quarters of one warrant	BMAC.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	BMAC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock	BMAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Promissory Note

On April 14, 2023, Black Mountain Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) to Black Mountain Sponsor LLC (the “Sponsor”) in the principal amount of $320,000 in connection with the Initial Extension (as defined below). The Note bears no interest and is due and payable upon the earlier to occur of (i) the date on which the Company consummates a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities (an “Initial Business Combination”) and (ii) the liquidation of the Company on or before June 18, 2023 (the “New Termination Date”), unless such date is extended pursuant to the Company’s second amended and restated certificate of incorporation (the “Amended Charter”), or such later liquidation date as may be approved by the Company’s stockholders.

If the Company consummates an Initial Business Combination, it will repay the loans out of the proceeds of the trust account for its public stockholders (the “Trust Account”) or, at the option of the Sponsor, convert all or a portion of the loans into warrants for $1.00 per warrant, which warrants will be identical to the warrants issued by the Company in a private placement in connection with the Company’s initial public offering (the “IPO”). If the Company does not consummate an Initial Business Combination, the Company will repay the loans only from funds held outside of the Trust Account.

The issuance of the Note was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

The foregoing description of the Note is qualified in its entirety by reference to the full text of the Note, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Amended and Restated Investment Management Trust Agreement

As approved by the Company’s stockholders at the special meeting held on April 14, 2023 (the “Special Meeting”), the Company and Continental Stock Transfer & Trust Company entered into the Amended and Restated Investment Management Trust Agreement, dated as of April 17, 2023 (the “AR IMTA”). The AR IMRA reflects the New Termination Date and the Additional Extension Option (as defined below).

The foregoing description of the AR IMTA is qualified in its entirety by reference to the full text of the AR IMTA, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K with respect to the Note is incorporated by reference in this Item 3.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As approved by the Company’s stockholders at the Special Meeting, the Company filed the Amended Charter with the Secretary of State of the State of Delaware on April 17, 2023 in order to implement the Initial Extension and the Additional Extension Option and to remove the Redemption Limitation (as defined below).

The foregoing description of the Amended Charter is qualified in its entirety by reference to the full text of the Amended Charter, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K, and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 14, 2023, the Company convened the Special Meeting, and the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement on Schedule 14A (File No. 001-40907), filed by the Company with the U.S. Securities and Exchange Commission on March 24, 2023 and supplemented on April 10, 2023 and April 11, 2023.

There were 34,500,000 shares of common stock issued and outstanding at the close of business on March 20, 2023, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 27,641,986 shares present either by proxy or online, representing approximately 80.12% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Extension Amendment Proposal

The stockholders approved and adopted the Amended Charter to (i) extend the date by which the Company has to consummate an Initial Business Combination from April 18, 2023 to the New Termination Date (the “Initial Extension”) and (ii) allow the Company’s board of directors, without another stockholder vote, to elect to extend the New Termination Date up to six (6) times for an additional one (1) month each time (each, an “Extension Period”) by depositing into the Trust Account, for each Extension Period, an amount equal to the lesser of (x) $160,000 and (y) $0.04 for each share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), issued as part of the units sold in the IPO (the “Public Stock”) that is not redeemed in connection with the Special Meeting, until December 18, 2023 (the “Additional Extension Option” and such proposal, the “Extension Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
25,868,151	1,773,835	0

Proposal No. 2 – The Trust Amendment Proposal

The stockholders approved and adopted the AR IMTA to reflect the New Termination Date and the Additional Extension Option (the “Trust Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
25,868,141	1,773,835	10

Proposal No. 3 – The Redemption Limitation Proposal

The stockholders approved and adopted the Amended Charter to eliminate (i) the limitation that the Company shall not redeem its Public Stock to the extent that such redemption would result in the Class A Common Stock, or the securities of any entity that succeeds the Company as a public company, becoming “penny stock” (as defined in accordance with Rule 3a51-1 of the Securities Exchange Act of 1934, as amended), or cause the Company to not meet any greater net tangible asset or cash requirement which may be contained in the agreement relating to an Initial Business Combination (the “Redemption Limitation”) and (ii) the limitation that the Company shall not consummate an Initial Business Combination if the Redemption Limitation is exceeded (the “Redemption Limitation Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
27,359,032	282,954	0

Proposal No. 4 – The Adjournment Proposal

The stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of common stock in the capital of the Company represented to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension

Amendment Proposal, the Trust Amendment Proposal and the Redemption Limitation Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
25,833,928	1,808,048	10

Item 8.01	Other Events.

Stockholders holding 22,656,774 of the Company’s Public Stock exercised their right to redeem such shares for a pro rate portion of the funds in the Trust Account. As a result, approximately $235.7 million (or approximately $10.40 per share) will be removed from the Trust Account to pay such holders.

On April 14, 2023, the Company issued a press release announcing the results of the Special Meeting and the Sponsor depositing $320,000 into the Trust Account in connection with the Initial Extension. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

10.1	Promissory Note, dated April 14, 2023, issued to the Sponsor by the Company.

10.2	Amended and Restated Investment Management Trust Agreement, dated as of April 17, 2023, between the Company and Continental Stock Transfer & Trust Company.

99.1	Press Release, dated April 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2023

BLACK MOUNTAIN ACQUISITION CORP.

By:	/s/ Jacob Smith
Name:	Jacob Smith
Title:	Chief Financial Officer, Chief Accounting Officer and Secretary

4